UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
☑	Filed by the Registrant	☐	Filed by a Party other than the Registrant
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
FuelCell Energy, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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IMPORTANT REMINDER TO VOTE YOUR PROXY
November 27, 2019
Dear Stockholder:
The special meeting of stockholders of FuelCell Energy, Inc., is scheduled to be held on Friday, December 13, 2019 at 10:00 a.m. Eastern Standard Time. Please take a moment right now to vote your shares today by telephone, internet, or by completing and mailing the enclosed proxy card.
The FuelCell Energy board of directors recommends that Stockholders vote “FOR” each of the proposals being submitted to a vote at the special meeting.
Regardless of the number of shares you own your vote is very important. We encourage all stockholders to have their voices heard. Please vote your shares today!
If you have any questions, or need assistance in voting your shares, please contact our proxy solicitor MacKenzie Partners, Inc., toll-free at (800) 322-2885 or (212) 929-5500 or at proxy@mackenziepartners.com.
Thank you for your attention to this important matter.
Sincerely,
FuelCell Energy, Inc.
FUELCELL ENERGY, INC.

FUELCELL ENERGY, INC.
3 GREAT PASTURE ROAD
DANBURY, CT 06810
ATTN: CORPORATE SECRETARY

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E86288-S92677

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

FUELCELL ENERGY, INC.

The Board of Directors recommends you vote FOR the following proposals:	**For**	**Against**	**Abstain**
1. To approve the amendment of the FuelCell Energy, Inc. Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock of FuelCell Energy, Inc. from 225,000,000 shares to 450,000,000 shares.	☐	☐	☐
2. To authorize the Board of Directors of FuelCell Energy, Inc. to effect a reverse stock split (such authorization to expire on July 14, 2020) through an amendment to the FuelCell Energy, Inc. Certificate of Incorporation, as amended; provided that, in the event that Proposal 1 is also approved, such reverse stock split and amendment, if implemented by the Board of Directors, will become effective after the effectiveness of the increase in authorized shares pursuant to Proposal 1.	☐	☐	☐
3. To approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1 or Proposal 2.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

	Yes	**No**
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

If you are a holder of record and you wish to attend the Special Meeting, please indicate that you plan to attend the meeting when submitting your proxy by checking the box (Yes) in the bottom left corner of your Proxy Card.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be Held on Friday, December 13, 2019:

The Notice and Proxy Statement are available at www.proxyvote.com.

E86289-S92677

FUELCELL ENERGY, INC.
PROXY FOR THE DECEMBER 13, 2019 SPECIAL MEETING OF STOCKHOLDERS
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Jason B. Few and Jennifer D. Arasimowicz, and each of them, as proxies and attorneys-in-fact, with full power of substitution, to vote as directed on the reverse side all shares of Common Stock of FuelCell Energy, Inc. registered in the name of the undersigned, or which the undersigned may be entitled to vote, at the Special Meeting of Stockholders to be held at the offices of Foley & Lardner LLP, 90 Park Avenue, 35th Floor, New York, NY, on Friday, December 13, 2019, at 10:00 a.m. Eastern Standard Time and at any adjournment or postponement thereof.

This proxy, when properly executed will be voted as directed, or if no direction is given, will be voted "FOR" Proposals 1 through 3, and in the discretion of the proxies on any other matter that properly comes before the meeting or any adjournments or postponements thereof.

This proxy may be used by stockholders of record as of November 1, 2019.

Continued and to be signed on reverse side